AXA PREMIER VIP TRUST

SUPPLEMENT DATED SEPTEMBER 29, 2016 TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2016

This Supplement updates certain information contained in the Statement of Additional Information (“SAI”) dated May 1, 2016, of AXA Premier VIP Trust (“Trust”). You should read this Supplement in conjunction with the SAI and retain it for future reference. You may obtain an additional copy of the SAI, or a copy of a Summary Prospectus and Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding changes to the fee rates payable by the Portfolios for administrative services.

Effective October 1, 2016, the first paragraph in the section of the SAI entitled “Investment Management and Other Services – The Administrator” is deleted in its entirety and replaced with the following information:

Pursuant to an administrative agreement, FMG LLC (“Administrator”) provides the Trust with necessary administrative services, as more fully described in the Prospectuses. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. For these administrative services, in addition to the management fee, each AXA Allocation Portfolio, Target Allocation Portfolio and Charter Allocation Portfolio pays the Administrator its proportionate share of an asset-based administration fee, subject to a minimum fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the AXA Allocation Portfolios, Target Allocation Portfolios and Charter Allocation Portfolios are aggregated with those of the AXA Strategic Allocation Series Portfolios, AXA All Asset Allocation Series Portfolios and the AXA/Franklin Templeton Allocation Managed Volatility Portfolio of EQ Advisors Trust (the “EQAT Fund-of-Funds Portfolios”), which are also managed by FMG LLC. The asset-based administration fee is equal to an annual rate of 0.150% of the first $35 billion of the aggregate average daily net assets of the AXA Allocation Portfolios, Target Allocation Portfolios, Charter Allocation Portfolios and EQAT Fund-of-Funds Portfolios; 0.110% on the next $10 billion; 0.100% on the next $5 billion; and 0.095% thereafter.